Exhibit 10.17

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

CONTRACT 3f•Tgaz - 20a Ashgabat c. 0 . .202a State Concern " 4 ’urkinengas" (Turkmenistan), hereinafter refei red to as the "Biiyc • r . " represeiitod by the State Minister of Turkmenistan - acting based on the gRe latiu ons on lhe concern on the one hand arid ltte company «GOWeIl Oilfield Technology FZE» ( tlA E) . lsereinaft acs e t h represented by the companys acting based on the Charter on thC other hand . collectively hereinafter referred to as the "Parties . " have entered into this Contract as follows : 1. SUBJECT OF THE CONTRACT I . l . Under this ContrSCt . tllC "S«ller" sells and the "Buyer" buys on DAP tend s (Incoterms 2020 ) the destination in accordance with clause I . 2 . ufthis Contract products, hereinafter relfirred to as "Products . " in accordance with the description, quantity, technical conditions and prices spuvified in the Specification ur Appendix No . I, which is on integral part of this Contract . 1.2. The consignee under the Contract is: KOHTPA£CE A•Tgaz - 20a JERTNA MA A•Tgaz - 2 1. HPF,ftMET KOHTPAKTA 1. $ERTNA MANYN MAZMUNY

Shipping detsils: or Wa razt.q o : ”t’urI‹n›enistat \ . station c For vehicles: Turkmenistan. district, Shatlyk city. Mary - S For air trans rport o’ e ci International Airport of Turkinenistait. Ashgabat city. International For •e• trans oriation - Turkrnenbashi Port of”l”urkmenistan. IJ . Within six { 6 ) n ut \ the following the rceislraiion ofthis Contract wide the State Commodity and Raw MateriBlS Exchange of *Furkmcnistait, a separate Cuntraci shall be coxcluded fs›r flic supply of consun artie n ateriats and accessories iij lhe U.S. do(lars, as well as for the provision ot"commissioning and training services it the total amounï 2. PRICE AND COST 2. l. Priccs uitder t)Jis Contract æe set in US dollars, 2.2. The total amount cf the Contract is 2 . 3 . Prices for the supplied “Goods” are not subject to change for the mntire pcriud of die Contract Bnd inc]ude the cosi of the ’bonds" transportation costs lo the destination, customs and other duties and fees . taxes : installation a nd commissioning, and traini ng and testing Lk»l FIO HüCTonuteu yC•Tgj4aBjjî1gatorcx s acznnapax CtJJA. 2. NYRH Y WE UMUMY BAHASY 2. t. $u S ertnan a boyunça bahalar ABS - nyñ Jullarynda

"Buyer's" staff ond other cxpcnscs iii the cxporter‘s couniry associated with the iirrplenientstion of this Contract . 2 . 4 . Feis fur registeriny the Contract nt the State Comn›odily and Raw Materials Exc la e of” TurLinenistnii are paid by the "Seller" contracte tota va ue 3. PAYMENT TERMS J. l. Af]er registering the Ccntcact Comn oJ iy and Raw Material at the State Exchange uf Ttirkmcnisati. be "Buyer", days. opens in favot of the "Seller letter of credit for the total amount of the Contract or part thereof, subject tn the “Uniform Rules and Customs for documentary letters of credit" ns amended in 2007 . ( International Chamber of Commerce Publication No . 60 t 1 ) . Z . 2 . If a letter of credit is opened for an amount less titan the v 8 luc 0 l“ this Contract . the amount of the letter of credit will subsequently be repienished by the "Buyer" nntil the contract's total value is reached . 3 . 3 . Kxecufin er's bgnk : a Taxwe u6y•J«Hflc H TC6FH{x›sni‹ne iiejx:tntmn «I loi¢yrtalcn9» H o,pyrHe 3aïpa’ru s crrpa«e 3xcttupz”c”pa, cex3auuuic c sunœtiie›titCM Hacroxizteru K‹›iupaxza. yurdyndaky gtlmrtlk we he Icki paçlu hem - de yygymiary. sBltjytlary; gtırnanıa we şcfmc›t‹ct hem - dc «Sqtyn ulyjyiî» hünsrmcnlerini ‹›katmak we t tlcşJin c ¿teki harajatlary öz içine alyar.

cargo. indicftting the pcint of crussing the fxJrdcr. with thu mijrk ol" tlje {sjatc tctsLultts 1crviCe cd "Furkft1eFlistbfi «Release aIlowo‹1». All shipping dnctinzcnts m \ ist indicatc. «FREiGHT PAID». 3.6.2. Invoice, signed and Certified by life seal of the "Sell er." issued in favor o(the Biiyer” for ihe sniount o( the Jciiv«red *G‹w4s" - I original and 2 copies. and passpoi1 issued and signed by the manufacturer in r •e ol’ the "Uuyer," indicating thai thc "Product" is new aJtd manufactured no earlier than 2025 - l original and 2 copies : 4. Ccrtificate ot* origin ol” llt e "CiuoJs" issued by the authorized body of the country of Origin - 1 original and 2 copies : 5. Ceriificate o( delivery and acceptance of the "G‹x›ds," signed by authorized persons and certified by the seals of both "Parties" - 1 original and 2 copies ; 6. Certificate of conformity issued by the Marti State Service of Turkmcnistan "Turkm 4 flStBftdarttary . " which will nor indicate the number and date of the Contract, as well as the number of the letter of credit - l original and 2 copicsi 3 . G . 7 . Cargo customs declaration with the mark of thC state customs service of Turkmenistan "RUGSAT BERILUI" (“Release permitted"), whiCh will not indicate the letter of wedit nymber - I original and 2 copies . 8. Packing list indicating the name, quantity, weight, and dimensions of the "Goods" - I original artd 2 copies . 9. Documents provided for payment under a letter of credit must be named as required by the letter of credil, contain the letter ot credit number . the number and date ot’ the Contract (except for the certificate of conformity . ltte Cargo Customs Declaration will include only the vt - sicixi II ticynaperaea iofl asioixeiiHoé TypxMei‹HCFbi‹a +‹RUGSAT BEkt I.DT» pg3pgtueH». RCL TpBltCfïOynlbie Jtt›KyM8tlr6/ }/Kft3hlB9Tb nOMC3”ï‹ \ «@PAXT ¢JId J1A fl III I ». wc 2 g0#ürme nuega awip ün‹hxty we/yoga asyl riusgc we 2 8t \ St \ rme nusga del \ iz knnnsnmcntinift duly i‹yIun›y Hcmmc ulag üsthat)ary «f'RAi TT 1”É \ LENEN» diymi bcl!i törkezmcli numbur and data ul thq Contrnut) . contain thc mark ’&ńgina)” and “Cnpy” . and Suhmission nf docu notts rsquizc 6 by the lettcr of cnxlit must be made by the Sclier no late than days after thc date of shipmcnt . but in any case no later tlian the expiration date of the łexer od credit . 3 . 7 . All bankinjt expenses in Turkmenistan and 8 broad associated with the opening, servicing . nnd execution of a letter of creclit, ij 1 cluding the extension of validity . as well as commissions of the interbank currencv exchange of Turkmenistan and the servicing hank of the “Buyer” associated with the conversion of funds into foreign currency are paid for Seller’s account . 3 . 8 . In tAe casg of delivery of the “Cioods” to the final destination before the opaiiitg of the letter of credit, the Buyer" makm payment for the ‘Mauds“ upon delivery to the finat destination by direct bank transfer of funds to the acoount of the “Seller” in clause 3 . 4 . of this COiłtl 8 gt . within cdendar days front the date of provision to the BuyeF*S hank in Russian and/or Turkmen and/or Englisłt ofthe documents specified in clause 3 . & 4. CONOITIONS AND DEŁIVERY Tl MES OF COODS 1. Delivery of the ‘goods" under this Contract is carried out on the tern s of DAP destination by clsuse 1 . 2 of this Contract 2. The“Seller” urtder this Contract undertakes to deliver the 'Uoods” within from the date of ope i g o e e e calendar days edit. lf a letter of credit is opened for an amount less than the value of this Contract, the “Seller”will deliver the “Goods” for the amouxt of the open letter of crediL The subsequ#nt «. YCJOBł£a id croxu noczAsKi‹ TOBAPA 4. H tRYDY GETIRMEGIN ĘERTLERI WE TLERI rep enishnient ofthc letter of credit ai›d for the amuunt of ltte replenished lclter of credit . The delivery cf thc goods ,ed oui fry the her th cndar days front thu date of”opening of the letter a credit . ifthc “Buyer” has received the Order of the President of The date of delivery cftl›e “tJoods” is considered to be the date o £ the stamp Ydk Cinwu Ț Jy" of the customs services of Turkmenistan at the destination point, indicated on the waybill The deadl ne for shi ent of the ast batch of alendar days from the final replenishment ofihe ettsr n credit Ifa exer of credit ir opened for an amount tess than rhe value of this Oh(jdCC fl the B5t bZtCh OF a) Country of loading purt/departure airpori : any port or airport of China or/and UAE, or/and USA . or/and Austria, or/and Sngapore b) country of the port of unloading/airpon of destinatio n : the pon of Turkmenistan International TurkmenbBshi or any airport of Turkmenistan specified in clause 1 . 2 . of this Contract . 4J. Transshipmeni of the “Goods” from one type of transpgrt tc another ivgry in batches and eafly 4.4, The “Geods under this Contract wil manufacmred by GOWell and will be supplied from China. UAE the USA Austria, Singapore

i»tn the“nuym’ by tclegraph or Fax or by oth suitable For bnü “Parlics . ”tkc fo)Iowing dsta : - contract numher : - Namc of pr‹›duct": name óf transport nun ber t›f the wayhill; - number of”I 4 oduct' places ; - weight ofthc "mods" . 4 ,ó . 1 “ogmhcr with the "Goods" . the "Seller" is nbligcd tu provide the following accompnnying documoits for declarinj ; the cargo : lnvoicc siyned by the "Seller" - I original and 2 Bill of lading (ruilway, air. road or sea bill of” lading) — I original and 2 copies: • Qual ty certificate passport — 1 original and 2 copies: Certificate of origin of the "Goods" - I original and 2 copies: • • Spumifi I original and 2 If necessari . the "Seller" urtdcrtakes to provide additional documents at the "Buyer" 's request . 4 . 7 . The "Seller" underrates to bear all costs of translating the texts or its documents related to the execution of this contract . 4 . 8 . The *Seller“ . a its own expense . will provide the "Buyer" with written information abnut the passage of the "Goods" thmngh the territory of transit rtates and report thc lucaiion of the "fuods" twice a week .

4 . 9 . W ten delivering the "Goody" via a ferry crossing un the Caspian Sea, the return of empty CIS wagons via ferry with payment of a tarilT or payment for empty mileage from rhe place cf unloading tc be Takhiatash docking station is made at the expense of the "Seller" . A note ub‹›ut payment must be made in the cugo transportation documents . 5. PRODUCT QUALITY 5 . I . The "Guods" supplied under this Contract must be new, manufactured no earlier than 2025 , packaged and Iab • l ¢ d in accordance with the specifics of the "Gnods", confirmed by a certjficale or quality passj›ort of the manufacturer, and meet th requirements for yooJs of this type and requirements presented by the Main State Service "Turkmeristaildarttary . " The "Seller" is obliged to provide a document confirming an international inspection for testing and quality for each batch of the supplied "Goods" by the relevant authorized organizations . 5 . 2 . The quality guarantee of the "Product" i months from the date of acceptance . If during the warranty period hidden defects of the "Product" are discovered when used property . t hg "Seller" eliminates them at its own expense and within the time limits specified in clause 9 . 4 . of this Contract . 5 . 3 . Under this contract, the "Seller" undertakes to provide the "Buyer" with documents confirming the quaIi \ y and safety of the "Product" . 5. HARY DYN HlLI

. . ft 8¢c0r CC 0 8]3$t € 6 t'g €¥gg 0 Turkmenistan, the "Seller" undertakes to perform al) necessary procedures for the registration of the "G‹xxls" standards in the Unifiecl Register of Turkmenistan. 6. CONDITIONS FOR ACCEPTANCE OF GOODS 6. I . 1"he Wr›ods” are delivered fry the "Seller": - by quantity - according to t) e Specification: - In terms of qutzlity, it is according tu the manufacturer's ccn ficate or qual ty passport 6.2. Acceptance of the "Goods" under this Contract shah be carried out by the ‘Consignee" through the signing of an Acceptance Catificate . with the participation of represontxtivcs of ltte "Buyer" and the "Seller" where necessarv, . In the event of a diortagc of the *foods the "Consignee . " together with an expert from the Chamber of Commerce and Industry ofTurkmenistan, shaI 1 prepare Bu act and subm t a c m to the "Se fœ," sinus re arding quantity may be submitted no later thank calendar days from th« dale ol Σ delivery of the "Goods." 'the "Seller" shall review the received claim wilhin calendar days. If no response is received from the "Seller" ithin ihe spzciDmd pnüo‹t the c|aini shall bc dewncd accepted by the "Seller." After receiving the "Gonds" by clause 6 . 2 . ef this Contract, the Consi ee" must clear customs of the "X 2 oods" within calendar days . d.4. After customs clearance. authorized persons of d›e "Parties" sign an acceptance certificate for the "€ioods". 6.5. The uansFer où owriership af the "Goods" from the "Seller" to the "Buyer" is carried out at the moment of a. ycaoBisn ftPifEI \ 4Xf4 TOBAPx 6. HARYDY KABUL B"£MEGIN ÇERTLER \

lØ8ł/IilïlIiNM!l1II/IlîllIš/llil 6.6. If the ‘bonds” arrive in Turkmenistan by rail in containers then by agreement uf die "Parties, containers are iTta prot›crty of the "Buyer" in the absencc of special marks of the "Consignt›r" in the shipping documents. 7. PACKAG ING AND LABELING z. t. Packaging. labeling, and tmnsportation of the "Goods" must meet the requirements fnr this type nf pypt]jjg(. [sackaging fitjJSt CgjTiply Wjttj iFtteFttatiOflBl standards anJ ensure complete safety of the * • " during ali Idnks up transport, including tranashipment. v.2. Marking m« be applied in accordance with established standards. 7.J. The“Seller” is liable to the“Buyer” for damage to or damage to the "Goods" due to inappropriate packaging. 8. FORS - MA.FOR 8.1. The "Parties" are released from liability for partial or complete failure to fulfill their ob ! s• tions under this Contract if caused by force majeure cirouixstartCeS. 8 . 2 . Force majeure circumstances mean fire . natural disasters, was, military operations of any nature, blockades, bans on exports or imports . Government 7. Yf3AKOBKA I4 MAPKNPOBKA 8. ‹DOPC - MAXtOP

. 3 . In the event of force tnsjeure C rcumstances, the deadlines for fulfilling obligations under this Contract are extended proport onai y to the t me of such A «Psrty» for which force majeure circumstances have occured, shall . within 10 (ten) calendar days infomi the otliet «Party» iii writing about the occurrence and completion of these circumstances . Also . within 30 business days to receive a confirmed opinion of the Chamber of Commerce and Industry or other authorized bodies of the relevant country of the respective country and within 3 business days to inform the relevant 8.5. Failure to notify/untimely notification by the "Party" for which force majeure circumstances Itave rhe otlter Party“ about the r occurrence or term nat on and/or unti ly application to the Chamber of Commerce and Industry of the country (another body authorized by the current legislation to certify the occurrence of fcrce majeure), majeure circumstances), and/or failure to submit/untimely submission of a document evidencing the occurrence of such circunlNarices entails the loss of the “Party's" right to refer to such circumstances as a basis releasing it from liabiiity for the performance/untimely performance of obligations under this contract . . If the mposs ility of fti or part al fu Ailment of obligations persists for more than 90 (ninery) calendar days . any “Parties” have the right to cancd this Contract in whole or in part without obligations to compensate for 12 possible losses . in this case, the "Pslles" muzi make mutual settlements withi» 13 tfifteen) calendar days to actually fulfill ob)igaticns under tttis Contract, 9. RESI*ONS!BILJTY OF THE PARTIES 9.1. If the delivery of the "Goods" is laie, the "Seller" pnys the "Buyer" a fine in the amouni o( f the cost of the "Gou‹Js" not delivered on lime oleh day of delay . but not more thandf this cost . 9 . 2 . In the event of an unjustified refusal to deliver the "Goods," the "Seller" pays ttie "Buyer" a fine in the azuount a/ 89 a of tke cost of the "Go‹xls" in respect of“ which there was a refusal to deliver . 9 J . !n case of non - compliance of the "Produk" with the quality and technical characteristics, as specified in ctause 5 . i . of this Contract, a complaint may be made by the "Buyer" no later than 30 (thirty) calendar days from the d 8 te of discovery oF such nun - conformity during the wattazity period . The "Seller" is obliged to consider the received complaint wiihin t 0 (ten) calendar days . IN, after ihc specified period, thee is no response from tits Seller . the complaint is considered accepted by the Seller . An examination report from the Chamber of Commerce and Industry of 1 'urkmcnistan must confirm the content and justification of the complaint . The letter of clgini must ccntnin tfte requirements of the "Buyer . " The date of mailing on the claim letter is taken as the date of the claim . 9 . 4 . Afier accepting the complaint . the "Sellar" is obliged to eliminate the detected defect at the Customer's site or OTBETCTBEHHOCTb CT€JPOH 9. TARA PLARYN 5OGA PKAR9f L1G1

defective "Goods with n 90 (ninety) calendar days All transportation costr associated with the delivery of a new ahd relum of the defective "Goods" are paid by the "Seller" . In this case . the warranty peririd her tile "Goods" Or for individua i p 8 rts thereof is extended accordingly by the time durin g which . due to the detected defects of the "Cicods" as a whole or individual parts thcreci" . they could not be used normal 9.5. In case of failure to replace the "Pro‹Juct" promptly. according to the complaint. the “ "Buyer" a fine in the amount of , r" will pay the f ltic cost of the e iy, but not more ih /this cost 6 . Penalt es nre withhe d from the amouni to be transferred to the ‘T›e 1 ler” for the delivered "Goods" . according to the calculaüon of tirtes signed by the Parties” . In the absence of Funds to be transferrod to the "Seller," pœaJücs are paid by the "Sel)er" by direct transfer of funds to lhe account of the "Buycr . " 9.7. Payment of penalties does not relieve the Parties from fulfilling their obligations undef this Contract. IO. ARBITRAZ IO . l . All disputes and disagreements that may arise during the execution of this Contract or in connection with it and which cannot be resolved through negotiations are subject to consideration in accordance with Ihe far» ær ndao

IO The decision of' the binding on both "F8rtics". EARLY TERMINATION OF T HE CONTRACT I LI. This cr›ntract may be terminated in the following - by ag‹winent uf the "Parties": - at the request cfone oFthe“Parties.“ in case of violation of the iemis of this Con tract by the other "Party”: legislation - acCordiny t• clause 8.6. C ontract; n other cases, established b Turkmenistan or this Contract. 11 . 2 . If this Contract is termin&ed by one "Parry" . it must nctify the other "Party" in writing at least 30 (this) calendar days n advatce 12 . C ONFIDENTIALITY t 2 . I . Except as provided in this ConrracL the "Parties" will not . during the term o £ this Contract . at any time . use for their own benefit or disclose or use for the benefit of any other person . including any - any company . fi - . corporation, institution or govemment. y in ormation received during the ierm of this Contras. For the purposes of this Article . inf ormation includes, without Iimitafi‹›n . data, designs . methods . formulas, processes . and an y either technical . financial or ccmmer C iBl information . 12. KOH4• H,ftEHLtfdAJIbHOCTb 15 confidentiality requirements that a}›pIy to thc “Seller” under this Contract . Any use or disclosure of information not expressly authorize requires the Parties' written I 2 J . This article does not apply to any information acquired from a source believed to be in the public domain . 14. FINAL PROVISIONS l 3 . l . Any changes and additions to this Contract will be valid unly if” they are made in writing, signed by authorized representatives of both “Parties" . and mgistercd on the State Commodity and Raw Materials Exchange ‹›f Turkmenistan . JJ . 2 . The “Parties” do not have the righi to transfer their rightr and obligalicns under this contraci to third parties without the consent of the other"PBrty“ . l 3 J . All previous correspondence arid negotiations lose legal force afte signing this contract . t 3 . 4 . the facsimile and/or scanned seal and signature of one of the "Parties" hns legal force when concluding this Contract and making anieridmeftts Bhd additions to it if there is an original seal and signature of the other“Party . " in. 3AKJiiO•4i4TMibHblE FiOziO›fiEH›+x ZtiUN PER

Materials Exchange of (thiriy - six) months . \ 3 . 6 . “his Contract is signed in six copies in tsnglish . Turkmen and Russian languages, having equal Icga! Force . In case of discrepancies or disagreements in ihis Contract 's English. Turkmen and Russian texts. the Russian text shall prevail. 14. SIGNATURE OF THE PARTIES «BUYER» › ‹aioxynA T b› / «SATYN ALYJY»f: 14. HO,ft£IHCYl CTOPOH 17 14. TARAPLARYJ'9 HUKUK SAEGY LARY «SELLER» / «HPO BE › /«SATYJY»

éÕnrrsL£ŞME I Cmgø‹oiixniiaR / SPECIFICATION